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                          AIM EUROPEAN DEVELOPMENT FUND

              (A SERIES PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)


                       Supplement dated February 19, 1998
                   to the Prospectus dated November 12, 1997,
                           as revised January 2, 1998


The following paragraph is inserted as the second paragraph on page 6 of the prospectus:

         The Fund may invest in securities of companies of varying market capitalization, including small companies (i.e., companies with market capitalization of less than $1 billion). For a description of the risks associated with investment in small companies, see "Risk Factors - Small Companies."


The following paragraph is inserted as a new sub-heading under "RISK FACTORS," before "Emerging Markets" on page 9 of the prospectus:

         SMALL COMPANIES. Small companies (i.e., companies with market capitalization of less than $1 billion) may be in the early stages of development, have limited product lines, markets, or financial resources, and/or lack management depth. These companies may be impacted by intense competition from larger companies, and the trading market for their securities may be less liquid and more volatile than the market for securities of larger companies. As a result, investments in small companies involve greater risk than investments in larger, more established companies, and the net asset value of funds that invest in small companies may fluctuate more widely than the net asset value of other funds or stock market indices such as the Dow Jones Industrial Average or the Standard & Poor's 500 Stock Index.